UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2014

Semiannual Report

to Shareholders

DWS Emerging Markets Equity Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
8 Portfolio Summary
10 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
37 Information About Your Fund's Expenses
39 Advisory Agreement Board Considerations and Fee Evaluation
45 Account Management Resources
47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder
President, DWS Funds

Performance Summary April 30, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	–3.56%	–1.59%	7.76%	6.99%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–9.11%	–7.25%	6.49%	6.36%
MSCI Emerging Markets Index†	–2.98%	–1.84%	11.08%	11.09%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–0.30%	10.63%	6.23%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–6.03%	9.33%	5.61%
MSCI Emerging Markets Index†		–1.43%	14.48%	10.11%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	–3.93%	–2.34%	6.86%	6.07%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–7.77%	–5.27%	6.71%	6.07%
MSCI Emerging Markets Index†	–2.98%	–1.84%	11.08%	11.09%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.05%	9.71%	5.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–4.02%	9.58%	5.31%
MSCI Emerging Markets Index†		–1.43%	14.48%	10.11%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	–3.90%	–2.25%	6.91%	6.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–4.86%	–2.25%	6.91%	6.12%
MSCI Emerging Markets Index†	–2.98%	–1.84%	11.08%	11.09%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.04%	9.75%	5.36%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–1.04%	9.75%	5.36%
MSCI Emerging Markets Index†		–1.43%	14.48%	10.11%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	–3.45%	–1.32%	8.01%	7.24%
MSCI Emerging Markets Index†	–2.98%	–1.84%	11.08%	11.09%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		–0.04%	10.91%	6.47%
MSCI Emerging Markets Index†		–1.43%	14.48%	10.11%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/14
No Sales Charges	–3.46%	–1.33%	8.15%	–4.37%
MSCI Emerging Markets Index†	2.98%	–1.84%	11.08%	–0.18%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		–0.05%	11.03%	–4.47%
MSCI Emerging Markets Index†		–1.43%	14.48%	–0.24%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.96%, 2.87%, 2.77%, 1.73% and 1.52% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through April 30, 2014 (through March 31, 2014 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/14	$15.79	$14.19	$14.31	$16.00	$15.98
10/31/13	$16.46	$14.77	$14.89	$16.70	$16.69
Distribution Information as of 4/30/14
Income Dividends, Six Months	$.08	$—	$—	$.12	$.13

Portfolio Management Team

Thomas Voecking, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Bank in 1991. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

— Portfolio Manager, Market Research Strategies: Frankfurt.

— MS, University of Muenster.

Juergen Foerster, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2005 with 20 years of prior industry experience. Prior to joining, he was responsible for equity investments at Zürich Versicherung Deutschland for 15 years and at CommerzInvest for three years.

— Portfolio Manager, Market Research Strategies: Frankfurt.

— Completed bank training program at Commerzbank, Mannheim; Bankfachwirt from Bankakademie, Frankfurt.

Johannes Prix, PhD, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2008. Prior to joining, he was an Assistant Professor at Vienna University of Economics.

— Portfolio Manager, Market Research Strategies: Frankfurt.

— MSc in Mathematics, University of Graz; PhD in Finance, Vienna University of Economics.

Effective May 1, 2014, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited, serves as subadvisor to the fund. DAAM Global renders investment advisory and management services to the fund.

Effective May 1, 2014, the fund's portfolio management team is as follows:

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Head of Emerging Markets Equities: London.

— Joined Deutsche Asset & Wealth Management in 2013. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

— MBA, Manchester Business School.

Andrew Beal, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2014 with 22 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

— BSc in Economics and Politics from University of Bath.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at April 30, 2014 (34.3% of Net Assets)	Country	Percent
1. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	5.8%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	4.0%
3. China Construction Bank Corp. Provides complete range of banking services and other financial services to individual and corporate consumers	China	4.0%
4. LG Innotek Co., Ltd. Develops and produces cellular phone parts	Korea	3.5%
5. Itau Unibanco Holding SA Provider of banking services	Brazil	3.5%
6. Hyundai Mobis Manufactures and markets automotive parts and equipment	Korea	3.1%
7. Aspen Pharmacare Holdings Ltd. Suppler of branded and generic pharmaceuticals and nutritional products	South Africa	2.9%
8. Tencent Holdings Ltd. Provides Internet, mobile, and telecommunication value-added services	China	2.5%
9. PetroChina Co, Ltd. Explores, develops and produces crude oil and natural gas	China	2.5%
10. China Merchants Holdings International Co., Ltd. Operates container and cargo terminals, port transportation, and airport cargo handling	Hong Kong	2.5%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 45 for contact information.

Investment Portfolio as of April 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 93.5%
Brazil 5.3%
Ambev SA	51,000	372,822
BR Malls Participacoes SA	31,000	266,797
BR Properties SA	35,000	279,561
BRF SA	20,000	452,966
CETIP SA — Mercados Organizados	21,300	271,391
Cosan SA Industria e Comercio	51,500	883,220
CPFL Energia SA	46,000	390,115
Cyrela Brazil Realty SA Empreendimentos e Participacoes	57,600	349,255
Duratex SA	48,400	209,467
Hypermarcas SA	36,000	265,267
Souza Cruz SA	57,200	522,041
Transmissora Alianca de Energia Eletrica SA (Units)	28,800	257,679
(Cost $4,842,963)		4,520,581
China 15.4%
Agricultural Bank of China Ltd. "H"	1,000,000	418,057
Bank of China Ltd. "H"	860,000	379,432
China Construction Bank Corp. "H"	4,950,000	3,416,425
China Life Insurance Co., Ltd. "H"	316,000	820,576
China Merchants Bank Co., Ltd. "H"	279,000	496,707
China Minsheng Banking Corp., Ltd. "H" (a)	253,000	254,596
China Petroleum & Chemical Corp. "H"	782,000	691,263
China Shenhua Energy Co., Ltd. "H"	92,800	250,828
China Telecom Corp., Ltd. "H"	1,343,000	687,813
Huaneng Power International, Inc. "H"	590,000	576,124
Industrial & Commercial Bank of China Ltd. "H"	1,191,000	708,305
New China Life Insurance Co., Ltd. "H"*	102,000	300,022
PetroChina Co., Ltd. "H"	1,870,000	2,150,220
Tencent Holdings Ltd.	34,200	2,152,063
(Cost $14,374,256)		13,302,431
Czech Republic 0.3%
CEZ AS (Cost $281,450)	9,600	288,670
Hong Kong 5.9%
BOC Hong Kong (Holdings) Ltd.	355,000	1,048,710
China Merchants Holdings International Co., Ltd.	684,000	2,131,071
China Overseas Land & Investment Ltd.	230,000	563,836
China Resources Land Ltd.	174,000	357,844
China Resources Power Holdings Co., Ltd.	240,000	603,678
CNOOC Ltd.	242,000	397,913
(Cost $5,419,611)		5,103,052
Hungary 1.0%
OTP Bank PLC (Cost $826,981)	46,000	878,315
India 7.0%
Cairn India Ltd.	330,000	1,832,843
Coal India Ltd.	182,386	898,290
Dr. Reddy's Laboratories Ltd.	15,300	686,597
Hero MotoCorp Ltd.	15,300	561,970
Infosys Ltd.	7,100	379,126
Tata Motors Ltd.	37,000	256,885
Tech Mahindra Ltd.	39,041	1,183,309
Yes Bank Ltd.	37,000	272,934
(Cost $5,684,758)		6,071,954
Indonesia 0.9%
PT Indofood Sukses Makmur Tbk (Cost $788,645)	1,315,000	806,255
Korea 18.6%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,200	529,491
Hankook Tire Co., Ltd.	14,500	840,812
Hankook Tire Worldwide Co., Ltd.	86,573	1,750,465
Hyundai Engineering & Construction Co., Ltd.	11,400	617,663
Hyundai Mobis	9,530	2,718,243
Hyundai Motor Co.	3,830	855,742
Korea Electric Power Corp.	9,700	370,746
Korea Zinc Co., Ltd.	800	263,843
LG Chem Ltd.	5,200	1,326,605
LG Display Co., Ltd.*	9,900	263,968
LG Innotek Co., Ltd.*	27,380	3,038,159
Samsung Electronics Co., Ltd.	2,670	3,479,992
(Cost $12,595,537)		16,055,729
Malaysia 2.9%
Axiata Group Bhd.	129,000	265,900
Genting Malaysia Bhd.	193,000	249,807
SapuraKencana Petroleum Bhd.*	184,000	243,151
Sime Darby Bhd.	446,000	1,289,374
Tenaga Nasional Bhd.	122,000	444,703
(Cost $2,423,061)		2,492,935
Mexico 5.7%
Alfa SAB "A"	95,000	250,956
America Movil SAB de CV "L"	1,289,000	1,299,567
Arca Continental SAB de CV	74,000	470,604
Cemex SAB de CV (Units)	502,320	638,135
Fibra Uno Administracion SA de CV (REIT)	280,000	917,942
Grupo Mexico SAB de CV "B"	346,000	1,042,013
Kimberly-Clark de Mexico SAB de CV "A"	110,000	287,050
(Cost $4,962,679)		4,906,267
Philippines 1.3%
Ayala Corp.	57,200	801,202
SM Prime Holdings, Inc.	820,000	300,253
(Cost $1,111,789)		1,101,455
Poland 1.3%
KGHM Polska Miedz SA	10,100	365,879
Polski Koncern Naftowy Orlen SA	18,000	269,932
Tauron Polska Energia SA	251,000	444,442
(Cost $1,058,321)		1,080,253
Russia 4.4%
LUKOIL OAO (ADR)	5,000	264,600
Magnit OJSC (GDR) REG S	40,500	1,905,525
MegaFon OAO (GDR)	8,200	213,200
Mobile Telesystems OJSC (ADR)	14,500	243,020
NovaTek OAO (GDR) REG S	1,900	196,270
Rostelecom	112,000	240,977
Sberbank of Russia*	336,000	683,789
(Cost $3,775,683)		3,747,381
South Africa 8.0%
African Rainbow Minerals Ltd.	50,700	954,315
Aspen Pharmacare Holdings Ltd.	95,000	2,531,011
FirstRand Ltd.	73,000	268,542
MTN Group Ltd.	27,000	541,592
Naspers Ltd. "N"	5,200	492,296
RMB Holdings Ltd.	84,000	405,333
Shoprite Holdings Ltd.	28,400	474,703
The Foschini Group Ltd.	61,000	629,832
Woolworths Holdings Ltd.	82,700	562,659
(Cost $6,104,059)		6,860,283
Taiwan 12.9%
Advanced Semiconductor Engineering, Inc.	301,000	349,769
Asia Cement Corp.	702,470	923,188
Catcher Technology Co., Ltd.	80,000	675,466
China Airlines Ltd.*	2,819,000	942,582
CTBC Financial Holding Co., Ltd.	2,600,507	1,545,225
Hon Hai Precision Industry Co., Ltd.	177,000	508,552
MediaTek, Inc.	34,600	541,764
Taiwan Cement Corp.	186,000	295,667
Taiwan Semiconductor Manufacturing Co., Ltd.	1,261,000	4,970,885
Uni-President Enterprises Corp.	218,000	369,480
(Cost $9,083,108)		11,122,578
Thailand 0.4%
Bangkok Bank PCL (Foreign Registered) (Cost $432,164)	65,000	379,647
Turkey 1.6%
Eregli Demir ve Celik Fabrikalari TAS	454,977	631,547
Turk Hava Yollari	126,000	402,924
Turkiye Vakiflar Bankasi Tao "D"	154,000	321,798
(Cost $1,231,771)		1,356,269
United Kingdom 0.6%
Old Mutual PLC (Cost $430,045)	158,000	534,307
Total Common Stocks (Cost $75,426,881)		80,608,362

Preferred Stocks 5.8%
Brazil
Banco Bradesco SA	19,600	291,747
Companhia Energetica de Minas Gerais	49,901	380,231
Gerdau SA	39,000	233,851
Itau Unibanco Holding SA	180,800	2,983,940
Klabin SA	255,000	263,034
Usinas Siderurgicas de Minas Gerais SA "A"*	211,000	825,169
Total Preferred Stocks (Cost $4,812,113)		4,977,972

Rights 0.0%
Brazil
Ambev SA, Expiration Date 5/27/2014*	71	8
Klabin SA, Expiration Date 5/23/2014*	1,546	69
Total Rights (Cost $0)		77

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 0.09% (b) (c) (Cost $277,200)	277,200	277,200

Cash Equivalents 0.5%
Central Cash Management Fund, 0.05% (b) (Cost $385,442)	385,442	385,442

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $80,901,636)†	100.1	86,249,053
Other Assets and Liabilities, Net	(0.1)	(51,845)
Net Assets	100.0	86,197,208

* Non-income producing security.

† The cost for federal income tax purposes was $81,131,000. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $5,118,053. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,847,037 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,728,984.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2014 amounted to $253,590, which is 0.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Brazil	$4,520,581	$—	$—	$4,520,581
China	—	13,302,431	—	13,302,431
Czech Republic	—	288,670	—	288,670
Hong Kong	—	5,103,052	—	5,103,052
Hungary	—	878,315	—	878,315
India	—	6,071,954	—	6,071,954
Indonesia	—	806,255	—	806,255
Korea	—	16,055,729	—	16,055,729
Malaysia	—	2,492,935	—	2,492,935
Mexico	4,906,267	—	—	4,906,267
Philippines	—	1,101,455	—	1,101,455
Poland	—	1,080,253	—	1,080,253
Russia	2,822,615	924,766	—	3,747,381
South Africa	—	6,860,283	—	6,860,283
Taiwan	—	11,122,578	—	11,122,578
Thailand	—	379,647	—	379,647
Turkey	—	1,356,269	—	1,356,269
United Kingdom	—	534,307	—	534,307
Preferred Stocks (d)	4,977,972	—	—	4,977,972
Rights (d)	77	—	—	77
Short-Term Investments (d)	662,642	—	—	662,642
Total	$17,890,154	$68,358,899	$—	$86,249,053

There have been no transfers between fair value measurement levels during the period ended April 30, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $80,238,994) — including $253,590 of securities loaned	$85,586,411
Investment in Daily Assets Fund Institutional Fund (cost $277,200)*	277,200
Investment in Central Cash Management Fund (cost $385,442)	385,442
Total investments in securities, at value (cost $80,901,636)	86,249,053
Cash	8,855
Foreign currency, at value (cost $419,149)	419,219
Receivable for Fund shares sold	7,200
Dividends receivable	59,176
Interest receivable	89
Foreign taxes recoverable	43,337
Other assets	44,388
Total assets	86,831,317
Liabilities
Payable upon return of securities loaned	277,200
Payable for Fund shares redeemed	150,764
Accrued management fee	52,031
Accrued Directors' fees	1,269
Other accrued expenses and payables	152,845
Total liabilities	634,109
Net assets, at value	$86,197,208
Net Assets Consist of
Distributions in excess of net investment income	(153,381)
Net unrealized appreciation (depreciation) on: Investments	5,347,417
Foreign currency	(12,197)
Accumulated net realized gain (loss)	(60,166,565)
Paid-in capital	141,181,934
Net assets, at value	$86,197,208

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,393,120 ÷ 911,545 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$15.79
Maximum offering price per share (100 ÷ 94.25 of $15.79)	$16.75
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($151,407 ÷ 10,669 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$14.19
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,082,510 ÷ 215,480 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$14.31
Class S Net Asset Value, offering and redemption price(a) per share ($59,505,775 ÷ 3,719,000 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$16.00
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,064,396 ÷ 567,064 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$15.98

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $76,081)	$703,801
Income distributions — Central Cash Management Fund	220
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,409
Total income	705,430
Expenses: Management fee	456,685
Administration fee	44,994
Services to shareholders	104,879
Distribution and service fees	34,473
Custodian fee	44,900
Professional fees	44,678
Reports to shareholders	21,543
Registration fees	26,750
Directors' fees and expenses	2,771
Other	30,507
Total expenses before expense reductions	812,180
Expense reductions	(145,269)
Total expenses after expense reductions	666,911
Net investment income (loss)	38,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,414,094)
Futures	(14,388)
Foreign currency	(66,618)
(2,495,100)
Change in net unrealized appreciation (depreciation) on: Investments	(1,434,224)
Futures	(37,063)
Foreign currency	9,975
(1,461,312)
Net gain (loss)	(3,956,412)
Net increase (decrease) in net assets resulting from operations	$(3,917,893)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations: Net investment income (loss)	$38,519	$986,127
Operations: Net investment income (loss)	$38,519	$986,127
Net realized gain (loss)	(2,495,100)	(6,692,342)
Change in net unrealized appreciation (depreciation)	(1,461,312)	13,231,114
Net increase (decrease) in net assets resulting from operations	(3,917,893)	7,524,899
Distributions to shareholders from: Net investment income: Class A	(81,899)	(190,248)
Class B	—	(1,656)
Class C	—	(10,129)
Class S	(498,237)	(1,011,054)
Institutional Class	(99,493)	(354,024)
Total distributions	(679,629)	(1,567,111)
Fund share transactions: Proceeds from shares sold	3,764,167	11,444,055
Reinvestment of distributions	631,331	1,456,376
Payments for shares redeemed	(14,515,734)	(62,926,754)
Redemption fees	370	1,009
Net increase (decrease) in net assets from Fund share transactions	(10,119,866)	(50,025,314)
Increase (decrease) in net assets	(14,717,388)	(44,067,526)
Net assets at beginning of period	100,914,596	144,982,122
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $153,381 and $487,729, respectively)	$86,197,208	$100,914,596

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$16.46		$15.61		$15.57		$18.47	$15.34		$10.75
Income (loss) from investment operations: Net investment income (loss)a	(.01)		.11		.08		.06	.02		.06
Net realized and unrealized gain (loss)	(.58)		.91		(.04)		(2.85)	3.19		4.55
Total from investment operations	(.59)		1.02		.04		(2.79)	3.21		4.61
Less distributions from: Net investment income	(.08)		(.17)		—		(.11)	(.08)		(.02)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$15.79		$16.46		$15.61		$15.57	$18.47		$15.34
Total Return (%)b	(3.56	)c**	6.56	c	.26		(15.20)	21.01		42.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		16		17		27	41		45
Ratio of expenses before expense reductions (%)	1.97	*	1.96		1.76		1.78	1.75		1.83
Ratio of expenses after expense reductions (%)	1.65	*	1.81		1.76		1.78	1.75		1.83
Ratio of net investment income (loss) (%)	(.09	)*	.72		.53		.32	.13		.48
Portfolio turnover rate (%)	29	**	49		82		179	77		138
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.77		$14.00		$14.09		$16.75	$13.98	$9.88
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.01)		(.06)		(.10)	(.13)	(.08)
Net realized and unrealized gain (loss)	(.52)		.82		(.03)		(2.56)	2.90	4.18
Total from investment operations	(.58)		.81		(.09)		(2.66)	2.77	4.10
Less distributions from: Net investment income	—		(.04)		—		—	—	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$14.19		$14.77		$14.00		$14.09	$16.75	$13.98
Total Return (%)b	(3.93	)c**	5.77	c	(.64	)c	(15.88)	19.81	41.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.2		1		1	3	3
Ratio of expenses before expense reductions (%)	3.15	*	2.87		2.69		2.64	2.69	2.86
Ratio of expenses after expense reductions (%)	2.40	*	2.56		2.59		2.64	2.69	2.86
Ratio of net investment income (loss) (%)	(.87	)*	(.10)		(.41)		(.60)	(.81)	(.72)
Portfolio turnover rate (%)	29	**	49		82		179	77	138
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.89		$14.11		$14.20	$16.87	$14.06	$9.93
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.00	)***	(.04)	(.08)	(.11)	(.07)
Net realized and unrealized gain (loss)	(.52)		.82		(.05)	(2.59)	2.92	4.20
Total from investment operations	(.58)		.82		(.09)	(2.67)	2.81	4.13
Less distributions from: Net investment income	—		(.04)		—	—	—	—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$14.31		$14.89		$14.11	$14.20	$16.87	$14.06
Total Return (%)b	(3.90	)c**	5.79	c	(.63)	(15.83)	19.99	41.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4		4	5	8	7
Ratio of expenses before expense reductions (%)	2.78	*	2.77		2.59	2.59	2.58	2.73
Ratio of expenses after expense reductions (%)	2.40	*	2.56		2.59	2.59	2.58	2.73
Ratio of net investment income (loss) (%)	(.84	)*	(.02)		(.26)	(.50)	(.70)	(.64)
Portfolio turnover rate (%)	29	**	49		82	179	77	138
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$16.70		$15.83		$15.78	$18.72	$15.59		$10.90
Income (loss) from investment operations: Net investment income (loss)a	.01		.15		.12	.10	.06		.09
Net realized and unrealized gain (loss)	(.59)		.93		(.05)	(2.88)	3.23		4.63
Total from investment operations	(.58)		1.08		.07	(2.78)	3.29		4.72
Less distributions from: Net investment income	(.12)		(.21)		(.02)	(.16)	(.16)		(.03)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$16.00		$16.70		$15.83	$15.78	$18.72		$15.59
Total Return (%)	(3.45	)b**	6.84	b	.42	(15.00)	21.21		43.53	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60		68		79	94	130		120
Ratio of expenses before expense reductions (%)	1.75	*	1.73		1.57	1.55	1.55		1.62
Ratio of expenses after expense reductions (%)	1.40	*	1.56		1.57	1.55	1.55		1.43
Ratio of net investment income (loss) (%)	.16	*	.97		.75	.58	.33		.71
Portfolio turnover rate (%)	29	**	49		82	179	77		138
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$16.69		$15.88		$15.82	$18.77	$15.60		$10.91
Income (loss) from investment operations: Net investment income (loss)a	.02		.15		.15	.19	.10		.09
Net realized and unrealized gain (loss)	(.60)		.91		(.05)	(2.94)	3.23		4.64
Total from investment operations	(.58)		1.06		.10	(2.75)	3.33		4.73
Less distributions from: Net investment income	(.13)		(.25)		(.04)	(.20)	(.16)		(.04)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$15.98		$16.69		$15.88	$15.82	$18.77		$15.60
Total Return (%)	(3.46	)b**	6.69		.67	(14.83)	21.54		43.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		12		44	73	76		52
Ratio of expenses before expense reductions (%)	1.53	*	1.52		1.36	1.37	1.32		1.38
Ratio of expenses after expense reductions (%)	1.40	*	1.52		1.36	1.37	1.32		1.38
Ratio of net investment income (loss) (%)	.19	*	.92		.93	1.04	.56		.78
Portfolio turnover rate (%)	29	**	49		82	179	77		138
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $57,442,000, including $25,844,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, whichever occurs first; and approximately $31,598,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($15,624,000) and long-term losses ($15,974,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, investments in futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2014, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There are no open futures contracts as of April 30, 2014. For the six months ended April 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,799,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(14,388)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(37,063)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $26,519,792 and $36,775,496, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective May 1, 2014, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 1.015% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.65%
Class B	2.40%
Class C	2.40%
Class S	1.40%
Institutional Class	1.40%

For the six months ended April 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$23,772
Class B	664
Class C	6,247
Class S	107,697
Institutional Class	6,889
$145,269

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2014, the Administration Fee was $44,994, of which $7,204 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2014
Class A	$10,705	$3,639
Class B	477	184
Class C	2,116	737
Class S	48,474	17,124
Institutional Class	311	110
	$62,083	$21,794

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2014
Class B	$667	$97
Class C	12,521	1,938
	$13,188	$2,035

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2014	Annualized Rate
Class A	$16,990	$8,704	.23%
Class B	212	88	.24%
Class C	4,083	1,880	.25%
	$21,285	$10,672

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2014, aggregated $2,763.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2014, the CDSC for Class B and C shares aggregated $498 and $80, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,291, of which $1,753 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $140.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2014.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	61,958	$964,300	159,812	$2,569,630
Class B	38	498	117	1,870
Class C	22,926	324,695	79,361	1,149,073
Class S	60,209	941,326	402,462	6,585,630
Institutional Class	97,038	1,533,348	70,853	1,137,852
		$3,764,167		$11,444,055
Shares issued to shareholders in reinvestment of distributions
Class A	5,144	$80,907	10,657	$172,422
Class B	—	—	100	1,473
Class C	—	—	631	9,362
Class S	28,379	452,085	56,261	921,251
Institutional Class	6,181	98,339	21,494	351,868
		$631,331		$1,456,376
Shares redeemed
Class A	(134,368)	$(2,082,614)	(306,980)	$(4,873,687)
Class B	(5,382)	(76,177)	(30,408)	(434,695)
Class C	(76,031)	(1,076,628)	(108,085)	(1,544,637)
Class S	(450,357)	(7,030,571)	(1,378,425)	(22,022,127)
Institutional Class	(280,667)	(4,249,744)	(2,092,218)	(34,051,608)
		$(14,515,734)		$(62,926,754)
Redemption fees		$370		$1,009
Net increase (decrease)
Class A	(67,266)	$(1,037,229)	(136,511)	$(2,131,457)
Class B	(5,344)	(75,679)	(30,191)	(431,352)
Class C	(53,105)	(751,922)	(28,093)	(385,991)
Class S	(361,769)	(5,636,979)	(919,702)	(14,514,647)
Institutional Class	(177,448)	(2,618,057)	(1,999,871)	(32,561,867)
		$(10,119,866)		$(50,025,314)

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Emerging Markets Equity Fund will be renamed Deutsche Emerging Markets Equity Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2013 to April 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$964.40	$960.70	$961.00	$965.50	$965.40
Expenses Paid per $1,000*	$8.04	$11.67	$11.67	$6.82	$6.82
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,016.61	$1,012.89	$1,012.89	$1,017.85	$1,017.85
Expenses Paid per $1,000*	$8.25	$11.98	$11.98	$7.00	$7.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.65%	2.40%	2.40%	1.40%	1.40%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Emerging Markets Equity Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

—In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant").The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement

The Board of Directors approved the DWS Emerging Markets Equity Fund’s (the "Fund") sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA, in January 2014. DIMA intends to rely on a manager of managers exemptive order from the Securities and Exchange Commission ("SEC") that permits DIMA, subject to the approval of the Board, to hire subadvisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without shareholder approval. The Sub-Advisory Agreement became effective May 1, 2014.

In determining to approve the Sub-Advisory Agreement, the Board reviewed the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered the investment track record of the Fund’s portfolio manager and the investment process of the Fund’s team at DAAM Global. The Board also considered that the appointment of DAAM Global was not expected to impact Fund expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global is paid for its services by DIMA from its fees as investment advisor to the Fund.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed prior to approving the annual renewal of DWS Emerging Markets Equity Fund’s investment management agreement with DIMA in September 2013.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEMEF-3
(R-027567-3 6/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2014